                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                April 11, 2000
                                --------------
                  Date of Report (Date of earliest reported)



                     UNITED PAN-EUROPE COMMUNICATIONS N.V.
            (Exact Name of Registrant as Specified in its Charter)



           Netherlands                  000-25365                 98-0191997
  (State or other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                            Fred. Roeskestraat 123
                                 PO Box 74763
                      1070 BT Amsterdam, The Netherlands
                      ----------------------------------
       (Address of Registrant's Principal Executive Offices) (Zip Code)
                              011-31-20-778-9840

(Registrant's telephone number, including area code)

Item 5.  Other Events

On March 9, 2000, United Pan-Europe Communications NV ("UPC") announced that it had entered into an Exchange Offer Agreement ("the Agreement") with SBS Communications S.A., a public limited liability corporation organized under the laws of Luxembourg ("SBS") providing for an exchange offer (the "Offer") by UPC to acquire all outstanding shares of common stock, par value $1.50 per share, of SBS (the "Shares"). The Agreement is subject to certain "termination events", including if the average closing share price for UPC Ordinary Shares A on NASDAQ for any consecutive ten day period occurring from the date of the Agreement until the third business day prior to the commencement of the offer is less than or equal to $49.00 per share.

Notwithstanding the occurrence of this "trigger event", occasioned by the decline in the average closing price for UPC Ordinary Shares A, UPC has elected not to terminate the Agreement. Pursuant to a letter agreement (the "Amendment Agreement") dated April 11, 2000, the parties have agreed to amend the Agreement to provide that, in the event that the average closing price for UPC Ordinary Shares A does not exceed $49.00 per share over a randomly selected ten day period immediately prior to the scheduled commencement of the Offer, UPC will have the right to terminate the Agreement.

The Amendment Agreement and a joint press release issued by UPC and SBS announcing the execution of the Amendment Agreement are attached as Exhibits
10.1 and 99.1, respectively, and are incorporated by reference herein. The description of the Amendment Agreement set forth above is qualified in its entirety by reference to the provisions of the Amendment Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits:

         10.1 Amendment Agreement dated as of April 11, 2000, by and between United Pan-Europe Communications N.V. and SBS Broadcasting S.A.

         99.1 Press Release, dated April 11, 2000.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorised.

                                      UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                                    By: S/S
                                                        ------------------------
                                                    Name: ANTON TUIJTEN
                                                    Title:  GENERAL COUNSEL



Date:    April 12, 2000

                               INDEX OF EXHIBITS



         Exhibit No.                            Exhibit

            10.1 Amendment Agreement, dated April 11, 2000, by and between United Pan-Europe Communications N.V. and SBS Broadcasting S.A.

            99.1              Press Release, dated April 11, 2000